File Number 2-95501

Amendment to the Prospectus

By Supplement

Pursuant to Rule 497(e)

SUPPLEMENT DATED MARCH 26, 2004

TO

MONY SERIES FUND, INC. PROSPECTUS

DATED MAY 1, 2003

This Supplement updates certain information contained in your Prospectus. Please read it and keep it with your Prospectus for future reference.

On February 4, 2004, the Board of Directors of MONY Series Fund, Inc. (the “Corporation”) approved an Agreement and Plan of Reorganization and Termination (the “Plan”) with respect to each portfolio of the Corporation (each, a “Portfolio”). Under the Plan, each Portfolio will convert into a corresponding, newly-created series (“EQ Fund”) of EQ Advisors Corporation, a registered investment company managed by The Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial Inc. (“AXA Financial”). Each Plan provides for the acquisition by the EQ Fund of all of the assets of each Portfolio of the Corporation, in exchange solely for the assumption of all the liabilities of such Portfolio by the EQ Fund, shares of the EQ Fund, and the subsequent liquidation of the Portfolio. Each EQ Fund is expected to have identical investment objectives, policies and risks as the corresponding Portfolio of the Corporation. Shareholders of each Portfolio will be asked to approve the Plan at a special shareholder meeting anticipated to be held during the second quarter of 2004. Each Plan is to be effective only if the proposed Merger described below is consummated.

On September 17, 2003, The MONY Group Inc. (“MONY”), AXA Financial and AIMA Acquisition Co. entered into an Agreement and Plan of Merger providing for the acquisition of MONY by AXA Financial (the “Merger”). MONY is the parent company of MONY Life Insurance Company of America (“MONY America”), Boston Advisors, Inc. (“Boston Advisors”), and MONY Capital Management, Inc. (“MONY Capital”). MONY America is the investment advisor of each Portfolio of the Corporation; Boston Advisors is the subadvisor of the Equity Income, Equity Growth, and Diversified Portfolios; and MONY Capital is the subadvisor of the Intermediate Term Bond, Long Term Bond, Government Securities, and Money Market Portfolios. If the Merger is consummated, as a result of the change in control of MONY America, Boston Advisors and MONY Capital, the Corporation’s investment advisory agreement and each Portfolio’s subadvisory agreement will automatically terminate.

The Board of Directors of the Corporation approved a new and interim investment advisory agreement and subadvisory agreement for each Portfolio on February 4, 2004. Shareholders of each Portfolio will be asked to approve the new and interim investment advisory agreement and subadvisory agreements at a special shareholder meeting.

Shareholders of each Fund will receive a proxy statement containing more information about the Merger, the Plan, and any new agreements prior to the special meeting of shareholders.